SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 7, 2012

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 East 49th Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 940-5305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 15, 2003, Saks Incorporated (the “Company” or “we”) and Saks Fifth Avenue, Inc. (successor to McRae’s, Inc., which was successor to Jackson Office Properties, Inc.), entered into a program agreement (“Program Agreement”) with Household Bank (SB), N.A. now known as HSBC Bank Nevada, N.A., (“HSBC”), pursuant to which HSBC owned and issued, to our customers, proprietary credit cards. We and HSBC entered into several amendments to the Program Agreement since 2003. On May 1, 2012, Capital One Financial Corporation and its affiliates (“Capital One”) acquired certain assets and assumed certain liabilities of the U.S. credit card and private label credit card business of HSBC Finance Corporation and its affiliates pursuant to which Capital One assumed the rights and obligations of HSBC. On September 7, 2012, we and Capital One entered into an Eighth Amendment to the Program Agreement. The Eighth Amendment to the Program Agreement provides, among other things, for: (i) increased revenue sharing; (ii) additional marketing funds to be provided by Capital One; (iii) commitments by Capital One to specific operating and technological innovations; and (iv) retroactive application of certain financial terms to May 1, 2012. In consideration for these adjustments, the Company has confirmed the current expiration date of the Program Agreement of April 15, 2018 by, without waiving any other rights under the Program Agreement, waiving its right to terminate the Program Agreement solely by virtue of Capital One’s acquisition of HSBC’s U.S. credit and retail services business. The retroactive adjustment will be recorded in the third quarter of 2012. It is management’s current estimate that the Eighth Amendment will not have a material impact on our 2012 financial results. These estimates involve risks and uncertainties, including those listed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended January 28, 2012 and our subsequent Quarterly Reports on Form 10-Q.

The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the Eighth Amendment, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document

99.1	Eighth Amendment to the Program Agreement, dated as of September 7, 2012, among Saks Incorporated, Saks Fifth Avenue, Inc., and Capital One, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: September 7, 2012	/s/ Ann Robertson
Ann Robertson Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Eighth Amendment to the Program Agreement, dated as of September 7, 2012, among Saks Incorporated, Saks Fifth Avenue, Inc., and Capital One, N.A.